SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2013

AMARU, INC.

(exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-32695	88-0490089
Commission File Number	IRS Employer Identification Number

62 CECIL STREET, #06-00 TPI BUILDING, SINGAPORE 049710

(Address of principal executive offices)

Registrant's telephone number, including area code: (65) 6332 9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As of January 25, 2013, Amaru, Inc., a Nevada corporation (the "Registrant" or the “Company”), received a notice from its independent registered public accounting firm, Wilson Morgan, LLP (“Wilson Morgan”), that they had resigned due to the fact that they do not have any other audit partner to service our account, effective as of that date.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	On January 25, 2013, Wilson Morgan resigned as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such resignation on January 28, 2013.

iii.	Wilson Morgan’s audit reports on the financial statements of the Company for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.	Since February 8, 2012, the date the Company engaged Wilson Morgan as the Company’s independent registered public accounting firm in connection with Wilson Morgan’s audits of the Company’s annual financial statements as of and for the fiscal years ended December 31, 2011 and 2010, respectively, and Wilson Morgan’s reviews of the Company’s quarterly interim unaudited financial information from February 8, 2012 through September 30, 2012 (last quarterly period under review by Wilson Morgan on Form 10-Q filed by the Company on November 14, 2012 prior to Wilson Morgan’s resignation) through the date of resignation on January 25, 2013, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Wilson Morgan to make reference in connection with Wilson Morgan’s opinion to the subject matter of the disagreement.

v.	In connection with the audited financial statements of the Company for the years ended December 31, 2011 and 2010 and quarterly interim unaudited financial information from March 31, 2012 through September 30, 2012 and through the date of Wilson Morgan’s resignation on January 25, 2013, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.

The Company provided Wilson Morgan with a copy of this Current Report on Form 8-K and requested that Wilson Morgan furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Wilson Morgan, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

(b)	Engagement of New Independent Registered Public Accounting Firm.

The Company has not retained yet a new independent registered public accounting firm.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Wilson Morgan, dated January 30, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARU, INC.

Dated: January 30, 2013	By:	/s/ Chua Leong Hin
Chua Leong Hin
President

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